Exhibit 99.1

Contact: Michael Polzin	http://news.walgreens.com
847-315-2920	@WalgreensNews
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Walgreens Shareholders Approve All Proposals Related to Transaction with Alliance Boots and Holding Company Reorganization

DEERFIELD, Ill., Dec. 29, 2014 – At a special meeting of shareholders held today, Walgreens (NYSE: WAG) (Nasdaq: WAG) shareholders voted to approve all proposals related to the company’s acquisition of the remaining 55 percent of Alliance Boots GmbH that it does not currently own and the reorganization of the company into a holding company structure. Approximately 97 percent of the votes cast were in favor of the reorganization proposal (representing approximately 73 percent of the company’s outstanding common stock as of Nov. 17, 2014, the record date for the special meeting), and approximately 97 percent of the votes cast were in favor of the share issuance proposal. The transaction will fully combine the two companies to form the first global pharmacy-led, health and wellbeing enterprise.

The companies launched a long-term strategic partnership in June 2012, when Walgreens acquired a 45 percent equity ownership in Alliance Boots, with the option to proceed to a full combination by acquiring the remaining 55 percent of Alliance Boots (Step 2). Walgreens exercised the option to acquire the remaining 55 percent of Alliance Boots in August 2014. The companies have received all regulatory approvals required to complete the transaction. With today’s shareholder approvals, Walgreens currently expects to complete the acquisition of Alliance Boots and the reorganization merger on Dec. 31, subject to the satisfaction of customary closing conditions.

The reorganization will result in Walgreens becoming a wholly owned subsidiary of Walgreens Boots Alliance, Inc., and shares of Walgreens common stock will be converted into shares of Walgreens Boots Alliance common stock on a one-for-one basis.

Walgreens Boots Alliance will be domiciled in the United States and headquartered in Deerfield, Ill. Shares of Walgreen Boots Alliance common stock will be listed on The Nasdaq Stock Market and will trade under the ticker symbol, WBA.

About Walgreens

As the nation’s largest drugstore chain with fiscal 2014 sales of $76 billion, Walgreens vision is to be America’s most loved pharmacy-led health, wellbeing and beauty enterprise. Each day, in communities across America, more than 8 million customers interact with Walgreens using the most convenient, multichannel access to consumer goods and services and trusted, cost-effective pharmacy, health and wellness services and advice. Walgreens scope of pharmacy services includes retail, specialty, infusion, medical facility and mail service, along with online and mobile services. These services improve health outcomes and lower costs for payers including employers, managed care organizations, health systems, pharmacy benefit managers and the public sector. The company operates 8,230 drugstores with a presence in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Walgreens digital business includes Walgreens.com, drugstore.com, Beauty.com, SkinStore.com and VisionDirect.com. Walgreens also manages more than 400 Healthcare Clinic and provider practice locations around the country.

Cautionary Note Regarding Forward-Looking Statements

Statements in this release that are not historical are forward-looking statements for purposes of applicable securities laws. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “synergy,” “on track,” “headwind,” “tailwind,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions that could cause actual results to vary materially from those indicated, including, but not limited to: those relating to the Purchase and Option Agreement, dated June 18, 2012, as amended on August 5, 2014, by and among Walgreens, Alliance Boots GmbH and AB Acquisitions Holdings Limited, and other agreements relating to our strategic partnership with Alliance Boots GmbH, the arrangements and transactions contemplated thereby and their possible effects, the proposed holding company reorganization, the risks that one or more closing conditions to the transactions may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions; the risk of a material adverse change that the Company or Alliance Boots GmbH or either of their respective businesses may suffer as a result of disruption or uncertainty relating to the transactions; risks associated with changes in economic and business conditions generally or in the markets in which we or Alliance Boots GmbH participate; risks associated with new business areas and activities; risks associated with acquisitions, joint ventures, strategic investments and divestitures, including those associated with cross-border transactions; risks associated with governance and control matters; risks associated with the Company’s ability to timely arrange for and consummate financing for the contemplated transactions on acceptable terms; risks relating to the Company and Alliance Boots GmbH’s ability to successfully integrate our operations, systems and employees, realize anticipated synergies and achieve anticipated financial results, tax and operating results in the amounts and at the times anticipated; the potential impact of announcement of the transactions or consummation of the transactions on relationships and terms, including with employees, vendors, payers, customers and competitors; the amounts and timing of costs and charges associated with our optimization initiatives; our ability to realize expected savings and benefits in the amounts and at the times anticipated; changes in management’s assumptions; our commercial agreement with AmerisourceBergen, the arrangements and transactions contemplated by our framework agreement with AmerisourceBergen and Alliance Boots GmbH and their possible effects; risks associated with equity investments in AmerisourceBergen including market fluctuations and whether the warrants to invest in AmerisourceBergen will be exercised and the ramifications thereof; the occurrence of any event, change or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents; the risks associated with transitions in supply arrangements; risks that legal proceedings may be initiated related to the transactions; the amount of costs, fees, expenses and charges incurred by Walgreens and Alliance Boots GmbH related to the transactions; the ability to retain key personnel; changes in financial markets, interest rates and foreign currency exchange rates; the risks associated with international business operations; the risk of unexpected costs, liabilities or delays; changes in network participation and reimbursement and other terms; risks of inflation in the costs of goods, including generic drugs; risks associated with the operation and growth of our customer loyalty program; risks associated with outcomes of legal and regulatory matters, and changes in legislation, regulations or interpretations thereof; and other factors described in Item 1A (Risk Factors) of our most recent Form 10-K, as amended, which is incorporated herein by reference, and in other documents that we file or furnish with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Walgreens does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

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